THIRD AMENDMENT TO LOAN AGREEMENT




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                                                       - 7 -
         THIS THIRD AMENDMENT ("Amendment") made as of this 10th day of October, 2001 among MANCHESTER TECHNOLOGIES, INC., formerly known as Manchester Equipment Co., Inc. a New York corporation having its principal place of business at 160 Oser Avenue, Hauppauge, New York 11788 (the "Borrower"), MANCHESTER
INTERNATIONAL LTD., a New York corporation having its principal place of business at 160 Oser Avenue, Hauppauge, New York 11788 ("International" or a "Guarantor"), MANTECH COMPUTER SERVICES, INC., a New York corporation having its principal place of business at 160 Oser Avenue, Hauppauge, New York 11788 ("ManTech" or a "Guarantor"), MEC LEASING GROUP, LTD., a New York corporation having its principal place of business at 160 Oser Avenue, Hauppauge, New York 11788 ("MEC" or a "Guarantor"), MANCHESTER SOLUTIONS, INC., a New York corporation having its principal place of business at 160 Oser Avenue, Hauppauge, New York 11788 ("Solutions" or a "Guarantor"), ELECTROGRAPH SYSTEMS, INC., a New York corporation having its principal place of business at 160 Oser Avenue, Hauppauge, New York 11788 ("Electrograph" or a "Guarantor"), COASTAL OFFICE PRODUCTS, INC., a Maryland corporation having its principal place of business at 4812 Frankford Avenue, Baltimore, MD 21206 ("Coastal" or a "Guarantor"), MEC SUPPORT SERVICES, INC., a New York corporation having its principal place of business at 160 Oser Avenue, Hauppauge, New York 11788 ("MSS" or a "Guarantor"), CLOSE OUTS 4U.COM, INC., a New York corporation having its principal place of business at 160 Oser Avenue, Hauppauge, New York 11788 ("Close Outs" or a "Guarantor"), MEC INTERNET SERVICES, INC., a New York corporation having its principal place of business at 160 Oser Avenue, Hauppauge, New York 11788 ("MEC" or a "Guarantor"), 47 COMPUTERS.COM, INC., a New York corporation having its principal place of business at 160 Oser Avenue, Hauppauge, New York 11788 ("47 Computers" or a "Guarantor"), 4U.COM, INC., a New York corporation having its principal place of business at 160 Oser Avenue, Hauppauge, New York 11788 ("4U" or a "Guarantor"), ALMOST NEW 4U.COM, INC., a New York corporation having its principal place of business at 160 Oser Avenue, Hauppauge, New York 11788 ("Almost New" or a "Guarantor"), ODD LOTS 4U.COM, INC., a New York corporation having its principal place of business at 160 Oser Avenue, Hauppauge, New York 11788 ("Odd Lots" or a "Guarantor") TEXPORT TECHNOLOGY GROUP, INC., a New York corporation having its principal place of business at 106 Dispatch Drive, Rochester, New York ("Texport" or a "Guarantor"), MARKETPLACE 4U.COM, INC., a New York corporation having its principal place of business at 160 Oser Avenue, Hauppauge, New York 11788 ("Marketplace" or a "Guarantor"), LEARNING TECHNOLOGY GROUP, LLC, a New York limited liability company having its principal place of business at 106 Dispatch Drive, Rochester, New York ("Learning" or a "Guarantor"), and DONOVAN CONSULTING GROUP, INC., a _________ corporation having its principal place of business at 510 Swanson Road, Tyrone, Georgia 30290 ("Donovan" or a "Guarantor"), and CITIBANK, N.A., successor to European American Bank, having an office at 730 Veterans Memorial Highway, Hauppauge, New York 11788 ("Citibank" or a "Bank") and CITIBANK, N.A., successor to European American Bank, as agent for the Banks (the "Agent").

                                                W I T N E S S E T H :

         WHEREAS, the Borrower, the Guarantors, the Agent and the Banks entered into a Loan Agreement dated as of the 25th day of June, 1999, which Loan Agreement has heretofore been amended pursuant to that certain First Amendment dated as of August 14, 2000 and that certain Second Amendment dated as of March 27, 2001 (as so amended, the "Agreement"); and

         WHEREAS, the Banks have made loans to the Borrower as evidenced by certain notes of the Borrower and specifying interest to be paid thereon; and

         WHEREAS, the Borrower has acquired Donovan; and

         WHEREAS, Donovan is required pursuant to the terms of the Agreement to become a party to the Agreement and to guaranty all of the Borrower's obligations thereunder; and

     WHEREAS, the Borrower has not dissolved its subsidiary Marketplace 4U.com, Inc. as contemplated in the Second Amendment to the Agreement; and

         WHEREAS the Borrower and the Guarantors have requested that the Agent and the Banks agree to:

                  (i) extend the Maturity Date to January 31, 2005; and

                  (ii) amend certain financial covenants.

         NOW, THEREFORE, in consideration of Ten ($10.00) Dollars and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower, the Guarantors, the Agent and the Banks do hereby agree as follows:

     1. Defined Terms. As used in this Amendment, capitalized terms, unless otherwise defined, shall have the meanings set forth in the Agreement.



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     2.  Representations and Warranties.  As an inducement for the Agent and the
Banks to enter into this Amendment, the Borrower and each Guarantor represents and warrants as follows:

     A. That with respect to the Agreement and the Loan Documents executed in connection therewith and herewith:

                           (i) There are no defenses or offsets to the Borrower's or any Guarantor's obligations under the Agreement as amended hereby, the Notes or any of the Loan Documents or any other agreements in favor of the Banks referred to in the Agreement, and if any such defenses or offsets exist without the knowledge of the Borrower or any Guarantor, the same are hereby waived.

                           (ii) All of the  representations  and warranties made
                  by the Borrower and any Guarantor in the Agreement as amended hereby are true and correct in all material respects as if made on the date hereof, except for those made with respect to a particular date, which such representations and warranties are restated as of such date; and provided further that the representations and warranties set forth in Section 4.01(f) of the Agreement shall relate to the consolidated financial statements of the Borrower and its Consolidated Affiliates for the fiscal year ended July 31, 2000 and the 9 month fiscal period ended April 30, 2001.

                         (iii) As of the date hereof, there are no Loans outstanding.

         3. Amendment to EAB's Name. All references to European American Bank contained in the Agreement and the other Loan Documents shall be deemed amended to be references to the name "Citibank, N.A." and all references to EAB contained in the Agreement and the other Loan Documents shall be deemed amended to be references to the name "Citibank."

     4. Marketplace 4U.com, Inc. The Borrower's subsidiary Marketplace 4U.com, Inc. has not been dissolved and remains a party to the Agreement, as amended hereby.

     5. Donovan. By the execution of this Amendment, Donovan agrees that it shall be a party to the Agreement, as amended hereby.

     6. Amended Definitions. The definition of the term Maturity Date in Article I of the Agreement is hereby amended to read as follows:

          "Maturity Date" means January 31, 2005.



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          7.  Amendments.  The  following  amendments  are  hereby  made  to the
     Agreement:

                  (a) Section 5.02(l) is hereby amended to read as follows:

                    "(l) Losses. Incur a net loss for any fiscal year or in any consecutive four (4) quarter period."


                  (b) Section 5.03(a) is hereby amended to read as follows:

                    "(a) Minimum Consolidated Tangible Net Worth. The Borrower and its Consolidated Affiliates will maintain at all times a Consolidated Tangible Net Worth of not less than $29,000,000.00, to be tested at the end of each fiscal quarter."

               8. Effectiveness. This Amendment shall become effective upon the occurrence of the following events and the receipt and satisfactory review by the Agent and its counsel of the following documents:

                  (a) The Agent shall have received this Amendment, duly executed by the Borrower and each Guarantor.

                  (b) The Agent shall have received copies of any and all modifications of the documentation referred to in Section 3.01 of the Agreement which could result in a Material Adverse Change.

                  (c) The Agent shall have received an amendment and extension fee in the amount of $37,500.00.

                  (d) The Agent's counsel shall have been paid their fees and disbursements in the amount of $____________ in connection with this Amendment.

                  (e) The Agent shall have received from Donovan an executed Guaranty.

                  (f) The Agent shall have received from Donovan certified (as of the date of this Amendment) copies of the resolutions of the Boards of Directors and the shareholders of Donovan, authorizing and approving the Agreement as amended hereby, its Guaranty and any other Loan Document applicable to it, and the execution, delivery and performance thereof and certified copies of all documents evidencing other necessary corporate action and governmental approvals, if any, with respect to the Agreement as amended hereby, its Guaranty and the other Loan Documents.



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                  (g) The Agent shall have  received  from Donovan a certificate of the Secretary (attested to by another officer) of Donovan certifying (i) the names and true signatures of the officer or officers of Donovan authorized to sign the Agreement as amended hereby, its Guaranty and any other Loan Documents to be delivered hereunder on behalf of Donovan; (ii) a copy of Donovan's by-laws as complete and correct on the date of this Agreement; and (iii) the stock ownership of Donovan.

                  (h) The Agent shall have received from Donovan a true and complete copy of its certificate of incorporation and all amendments thereto and a certificate of existence and good standing with respect to Donovan from the Secretary of State (or equivalent officer) of the state of incorporation of Donovan and from the Secretary of State (or equivalent officer) of any state in which Donovan is authorized to do business.

                  (i) The Agent shall have received from the Borrower an amended and restated letter setting forth the annual administrative fees as mutually agreed between the Borrower and the Agent.

          9. Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

          10. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

         11. Ratification. Except as hereby amended, the Agreement and all other Loan Documents executed in connection therewith shall remain in full force and effect in accordance with their originally stated terms and conditions. The Agreement and all other Loan Documents executed in connection therewith, as amended hereby, are in all respects ratified and confirmed.

                   REMAINDER OF PAGE INTENTIONALLY LEFT BLANK



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         IN WITNESS WHEREOF,  the parties hereto have executed this Amendment as of the year and date first above written.

CITIBANK, N.A., as Agent

By:____________________________
   Name: Stuart N. Berman
   Title: Vice President

CITIBANK, N.A.

By:____________________________
   Name: Stuart N. Berman
   Title: Vice President

MANCHESTER TECHNOLOGIES, INC.

By:____________________________
   Name: Barry R. Steinberg
   Title: President

EACH OF THE GUARANTORS LISTED ON
SCHEDULE A HERETO

By:____________________________
   Name: Barry R. Steinberg
   Title: President

LEARNING TECHNOLOGY
GROUP, LLC

         By:      MANCHESTER TECHNOLOGIES, INC.

                  By:____________________________
                              Name: Barry R. Steinberg
                 Title: President



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                                                     SCHEDULE A

MANCHESTER INTERNATIONAL LTD.
MANTECH COMPUTER SERVICES, INC.
MEC LEASING GROUP, LTD.
MANCHESTER SOLUTIONS, INC.
ELECTROGRAPH SYSTEMS, INC.
COASTAL OFFICE PRODUCTS, INC.
MEC SUPPORT SERVICES, INC.
CLOSE OUTS 4U.COM, INC.
MEC INTERNET SERVICES, INC.
47 COMPUTERS.COM, INC.
4U.COM, INC.
ALMOST NEW 4U.COM, INC.
ODD LOTS 4U.COM, INC.
MARKETPLACE 4U.COM, INC.
TEXPORT TECHNOLOGY GROUP, INC.
DONOVAN CONSULTING GROUP, INC.